UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2018

MAJULAH INVESTMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-218806	30-1011432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

276 5th Avenue, Suite 704, New York, NY		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 401-641-0405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On May 14, 2018, Majulah Investment, Inc., (the Company”) dismissed its independent registered public accounting firm, MaloneBailey, LLP.

(ii)
The report of MaloneBailey, LLP on the Company's financial statements as of and for the fiscal year ended February 28, 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company's Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the fiscal year ended February 28, 2018 and through May 14, 2018, there have been no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years except to communicate material weaknesses to management.

(v)
The Company has requested that MaloneBailey, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by MaloneBailey, LLP is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(i)
On May 14, 2018, the Company engaged M&K CPAS, PLLC, (“M&K”) as its new independent registered public accounting firm.  During the two most recent fiscal years and through May 14, 2018, the Company had not consulted with M&K regarding any of the following:

(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

(iii)
The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that M&K concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJULAH INVESTMENT, INC.

/s/ Ding jie Lin
Ding Jie Lin
Chief Executive Officer

Date: May 18, 2018

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